                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


I.  RECONCILIATION OF COLLECTION ACCOUNT:

     End of Period Collection Account Balance as of Prior Payment Date:                                                   670,160.18
     Available Funds:
         Contract Payments due and received in this period                                                              3,744,736.56
         Contract Payments due in prior period(s) and received in this period                                             511,909.76
         Contract Payments received in this period for next period                                                        203,181.43
         Sales, Use and Property Tax payments received                                                                    198,083.97
         Prepayment Amounts related to early termination in this period                                                   149,894.83
         Servicer Advance                                                                                                 620,953.19
         Proceeds received from recoveries on previously Defaulted Contracts                                                    0.00
         Transfer from Reserve Account                                                                                     10,137.63
         Interest earned on Collection Account                                                                             13,275.35
         Interest earned on Affiliated Account                                                                              8,467.02
         Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                            0.00
         Amounts paid per Contribution and Servicing Agreement Section 7.01
           (Substituted contract [less than] Predecessor contract)                                                              0.00
         Amounts paid under insurance policies                                                                                  0.00
         Maintenance, Late Charges and any other amounts                                                                        0.00
                                                                                                                       -------------
     Total Available Funds                                                                                              6,130,799.92
     Less: Amounts to be Retained in Collection Account                                                                   656,860.72
                                                                                                                       -------------
     AMOUNT TO BE DISTRIBUTED                                                                                           5,473,939.20
                                                                                                                       =============


     DISTRIBUTION OF FUNDS:
         1. To Trustee -  Fees                                                                                                  0.00
         2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                    511,909.76
         3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)
               a) Class A1 Principal and Interest                                                                               0.00
               a) Class A2 Principal (distributed after A1 Note matures) and Interest                                   3,877,057.93
               a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                              182,832.00
               b) Class B Principal and Interest                                                                           93,468.04
               c) Class C Principal and  Interest                                                                         106,447.09
               d) Class D Principal and Interest                                                                          109,446.68
               e) Class E Principal and Interest                                                                          115,416.16

         4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                             0.00
         5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
               a) Residual Interest (Provided no Restricting or Amortization Event in effect)                              42,396.42
               b) Residual Principal (Provided no Restricting or Amortization Event in effect)                            146,191.56
               c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                   10,137.63
         6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                    219,826.34
         7. To Servicer, Servicing Fee and other Servicing Compensations                                                   58,809.69
                                                                                                                       -------------
     TOTAL FUNDS DISTRIBUTED                                                                                            5,473,939.30
                                                                                                                       =============

                                                                                                                       -------------
     End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}           656,860.62
                                                                                                                       =============

II. RESERVE ACCOUNT

Beginning Balance                                                                                                      $2,182,541.24
      - Add Investment Earnings                                                                                            10,137.63
      - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                          0.00
      - Less Distribution to Certificate Account                                                                           10,137.63
                                                                                                                       -------------
End of period balance                                                                                                  $2,182,541.24
                                                                                                                       =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                              $2,182,541.24
                                                                                                                       =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


III. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Pool A                                         107,910,636.90
                   Pool B                                          29,311,611.63
                                                                  --------------
                                                                                     137,222,248.53

Class A Overdue Interest, if any                                            0.00
Class A Monthly Interest - Pool A                                     510,175.37
Class A Monthly Interest - Pool B                                     138,578.20

Class A Overdue Principal, if any                                           0.00
Class A Monthly Principal - Pool A                                  2,087,341.51
Class A Monthly Principal - Pool B                                  1,323,794.85
                                                                  --------------
                                                                                       3,411,136.36
Ending Principal Balance of the Class A Notes
                   Pool A                                         105,823,295.39
                   Pool B                                          27,987,816.78
                                                                  --------------     --------------
                                                                                     133,811,112.17
                                                                                     ==============


--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000      Original Face $190,972,000       Balance Factor
       $ 3.397114                      $ 17.861971                  70.068446%
--------------------------------------------------------------------------------


IV.  CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                   Class A1                                                 0.00
                   Class A2                                        99,132,248.53
                   Class A3                                        38,090,000.00
                                                                  --------------
                                                                                     137,222,248.53
Class A Monthly Interest
                   Class A1 (Actual Number Days/360)                        0.00
                   Class A2                                           465,921.57
                   Class A3                                           182,832.00

Class A Monthly Principal
                   Class A1                                                 0.00
                   Class A2                                         3,411,136.36
                   Class A3                                                 0.00
                                                                  --------------
                                                                                       3,411,136.36
Ending Principal Balance of the Class A2 Notes
                   Class A1                                                 0.00
                   Class A2                                        95,721,112.17
                   Class A3                                        38,090,000.00
                                                                  --------------     --------------
                                                                                     133,811,112.17
                                                                                     ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


V.  CLASS B NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class B Notes
                        Pool A                                      2,466,473.89
                        Pool B                                        669,960.35
                                                                    ------------
                                                                                      3,136,434.24

     Class B Overdue Interest, if any                                       0.00
     Class B Monthly Interest - Pool A                                 12,188.49
     Class B Monthly Interest - Pool B                                  3,310.72
     Class B Overdue Principal, if any                                      0.00
     Class B Monthly Principal - Pool A                                47,710.66
     Class B Monthly Principal - Pool B                                30,258.17
                                                                    ------------
                                                                                         77,968.83
     Ending Principal Balance of the Class B Notes
                        Pool A                                      2,418,763.23
                        Pool B                                        639,702.18
                                                                    ------------      ------------
                                                                                      3,058,465.41
                                                                                      ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,365,000        Original Face $4,365,000         Balance Factor
       $ 3.550793                      $ 17.862275                 70.067936%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class C Notes
                        Pool A                                      2,775,027.20
                        Pool B                                        753,791.34
                                                                    ------------
                                                                                      3,528,818.54

     Class C Overdue Interest, if any                                       0.00
     Class C Monthly Interest - Pool A                                 14,730.77
     Class C Monthly Interest - Pool B                                  4,001.38
     Class C Overdue Principal, if any                                      0.00
     Class C Monthly Principal - Pool A                                53,674.50
     Class C Monthly Principal - Pool B                                34,040.44
                                                                    ------------
                                                                                         87,714.94
     Ending Principal Balance of the Class C Notes
                        Pool A                                      2,721,352.70
                        Pool B                                        719,750.90
                                                                    ------------      ------------
                                                                                      3,441,103.60
                                                                                      ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955         Balance Factor
       $ 3.814360                       $ 17.861076                70.069948%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


VII.  CLASS D NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class D Notes
                        Pool A                                      2,775,027.20
                        Pool B                                        753,791.34
                                                                    ------------
                                                                                      3,528,818.54

     Class D Overdue Interest, if any                                       0.00
     Class D Monthly Interest - Pool A                                 17,089.54
     Class D Monthly Interest - Pool B                                  4,642.10
     Class D Overdue Principal, if any                                      0.00
     Class D Monthly Principal - Pool A                                53,674.50
     Class D Monthly Principal - Pool B                                34,040.44
                                                                    ------------
                                                                                         87,714.94
     Ending Principal Balance of the Class D Notes
                        Pool A                                      2,721,352.70
                        Pool B                                        719,750.90
                                                                    ------------      ------------
                                                                                      3,441,103.60
                                                                                      ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955         Balance Factor
      $ 4.425135                        $ 17.861076                70.069948%
--------------------------------------------------------------------------------


VIII. CLASS E NOTE PRINCIPAL BALANCE

     Beginning Principal Balance of the Class E Notes
                        Pool A                                      2,775,027.20
                        Pool B                                        753,791.34
                                                                    ------------
                                                                                      3,528,818.54

     Class E Overdue Interest, if any                                       0.00
     Class E Monthly Interest - Pool A                                 21,783.96
     Class E Monthly Interest - Pool B                                  5,917.26
     Class E Overdue Principal, if any                                      0.00
     Class E Monthly Principal - Pool A                                53,674.50
     Class E Monthly Principal - Pool B                                34,040.44
                                                                    ------------
                                                                                         87,714.94
     Ending Principal Balance of the Class E Notes
                        Pool A                                      2,721,352.70
                        Pool B                                        719,750.90
                                                                    ------------      ------------
                                                                                      3,441,103.60
                                                                                      ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000        Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955        Original Face $4,910,955         Balance Factor
        $ 5.640699                     $ 17.861076                  70.069948%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


IX. ISSUERS RESIDUAL PRINCIPAL BALANCE

     Beginning Residual Principal Balance
                        Pool A                                            4,624,552.44
                        Pool B                                            1,256,145.33
                                                                          ------------
                                                                                              5,880,697.77

     Residual Interest - Pool A                                              31,111.60
     Residual Interest - Pool B                                              11,284.82
     Residual Principal - Pool A                                             89,457.49
     Residual Principal - Pool B                                             56,734.07
                                                                          ------------
                                                                                                146,191.56
     Ending Residual Principal Balance
                        Pool A                                            4,535,094.95
                        Pool B                                            1,199,411.26
                                                                          ------------        ------------
                                                                                              5,734,506.21
                                                                                              ============

X.  PAYMENT TO SERVICER

      - Collection period Servicer Fee                                                           58,809.69
      - Servicer Advances reimbursement                                                         511,909.76
      - Tax, Maintenance, Late Charges, Bank Interest and other amounts                         219,826.34
                                                                                              ------------
     Total amounts due to Servicer                                                              790,545.79
                                                                                              ============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


XI. AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                    123,326,744.86

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   2,385,533.15

                                                                                                                      --------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                       120,941,211.71
                                                                                                                      ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments and Servicer Advances                             2,335,312.33

         - Principal portion of Prepayment Amounts                                                     50,220.82

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                  --------------
                                         Total Decline in Aggregate Discounted Contract Balance     2,385,533.15
                                                                                                  ==============


POOL B
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        beginning of the related Collection Period                                                                     33,499,091.18

     Aggregate Discounted Contract Balance of Additional Contracts acquired during
        Collection Period                                                                                                       0.00

     Decline in Aggregate Discounted Contract Balance                                                                   1,512,908.41

                                                                                                                      --------------
     Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
        ending of the related Collection Period                                                                        31,986,182.77
                                                                                                                      ==============

     Components of Decline in Aggregate Discounted Contract Balance:
         - Principal portion of Contract Payments  and Servicer Advances                            1,397,945.05

         - Principal portion of Prepayment Amounts                                                    114,963.36

         - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02                0.00

         - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                Contracts during the Collection Period                                                      0.00

         - Aggregate Discounted Contract Balance of Substitute Contracts added during
                Collection Period                                                                           0.00

         - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                during Collection Period                                                                    0.00

                                                                                                  --------------
                                         Total Decline in Aggregate Discounted Contract Balance     1,512,908.41
                                                                                                  ==============

                                                                                                                      --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                     152,927,394.48
                                                                                                                      ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


XIII. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

     POOL A                                                                                            Predecessor
                                                                      Discounted        Predecessor    Discounted
     Lease #       Lessee Name                                        Present Value     Lease #        Present Value
     -------------------------                                        -------------     -----------    -------------
                   NONE






                                                                      -------------                     ---------------
                                                             Totals:          $0.00                               $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) [greater than] (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES      NO   X


     POOL B                                                                                            Predecessor
                                                                      Discounted        Predecessor    Discounted
     Lease #       Lessee Name                                        Present Value     Lease #        Present Value
     -------------------------                                        -------------     -----------    -------------
                   NONE






                                                                      -------------                      --------------
                                                             Totals:          $0.00                               $0.00


     a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                     $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
          RATING AGENCY APPROVES)                                                                                 0.00%

   * ANY CONTRACT DELINQUENT [greater than] 60 DAYS OR HAS DEFAULTED
     ([greater than] 180 DAYS), THE SERVICER HAS FAILED
     TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) [greater than] (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES      NO   X

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                      FOR THE PAYMENT DATE JANUARY 11, 2000


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

     POOL A - NON-PERFORMING                                                                           Predecessor
                                                                      Discounted        Predecessor    Discounted
     Lease #       Lessee Name                                        Present Value     Lease #        Present Value
     -------------------------                                        -------------     -----------    -------------
                   None






                                                                      -------------                     ---------------
                                                             Totals:          $0.00                               $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                               0.00
     b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) [greater than] (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES      NO   X

     POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                     Predecessor
                                                                      Discounted        Predecessor    Discounted
     Lease #       Lessee Name                                        Present Value     Lease #        Present Value
     -------------------------                                        -------------     -----------    -------------
                   None






                                                                      -------------                      --------------
                                                             Totals:          $0.00                               $0.00

     a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $0.00
     b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
     c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                             0.00%

   * ANY CONTRACT DELINQUENT [greater than] 60 DAYS OR HAS DEFAULTED
     ([greater than] 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE
     OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                           $0.00
b)  Total discounted Contract Balance of Substitute Receivables                            $0.00
c)  If (a) [greater than] (b), amount to be deposited in Collection
      Account per Contribution & Servicing Agreement Section 7.02                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
                                                                 YES      NO   X

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE JANUARY 11, 2000


XV.    POOL PERFORMANCE MEASUREMENTS


1.   AGGREGATE DISCOUNTED CONTRACT BALANCE

     CONTRACTS DELINQUENT [greater than] 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
     This Month                                       1,885,271.11        This Month                           152,927,394.48
     1 Month Prior                                    1,186,547.24        1 Month Prior                        156,825,836.04
     2 Months Prior                                     512,453.99        2 Months Prior                       160,759,075.71

     Total                                            3,584,272.34        Total                                470,512,306.23

     a) 3 MONTH AVERAGE                               1,194,757.45        b) 3 MONTH AVERAGE                   156,837,435.41

     c) a/b                                                   0.76%


2.   Does a Delinquency Condition Exist (1c [greater than] 6%)?
                                                                                                       Yes         No   X
                                                                                                           -----      -----
3.   Restricting Event Check

     A. A Delinquency Condition exists for current period?                                             Yes         No   X
                                                                                                           -----      -----
     B. An Indenture Event of Default has occurred and is then continuing?                             Yes         No   X
                                                                                                           -----      -----

4.   Has a Servicer Event of Default occurred?                                                         Yes         No   X
                                                                                                           -----      -----

5.   Amortization Event Check

     A. Is 1c [greater than] 8%?                                                                       Yes         No   X
                                                                                                           -----      -----
     B. Bankruptcy, insolvency, reorganization; default/violation of any covenant or obligation
          not remedied within 90 days?                                                                 Yes         No   X
                                                                                                           -----      -----
     C. As of any Determination date, the sum of all defaulted contracts since the Closing date
          exceeds 6% of the ADCB on the Closing Date?                                                  Yes         No   X
                                                                                                           -----      -----


6.   Aggregate Discounted Contract Balance at Closing Date                                             Balance     $ 218,254,123.54
                                                                                                                   ----------------


     DELINQUENT LEASE SUMMARY

       Days Past Due         Current Pool Balance     # Leases
       -------------         --------------------     --------

             31 - 60                 6,902,169.49          195
             61 - 90                 2,618,571.91           58
            91 - 180                 1,885,271.11           87



     Approved By:
     Lisa J. Cruikshank
     Vice President